UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 2, 2012


                                 ORGENESIS INC.
             (Exact name of registrant as specified in its charter)

           Nevada                    000-54329                    980583166
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

  21 Sparrow Circle, White Plains, NY                              10605
(Address of principal executive offices)                         (Zip Code)

                                 +972.4.824.2051
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 2, 2012 we entered into a consulting agreement with Corax Management, Inc. Under the terms of the agreement, we have appointed Mr. Guy Yachin to our board of directors.

Guy Yachin is the CEO of NasVax Ltd., a company focused on the development of improved immunotherapeutics and vaccines. Prior to joining NasVax, Guy served as CEO of MGVS, a cell therapy company focused on blood vessels disorders, leading the company through clinical studies in the USA and Israel, financial rounds, and a keystone strategic agreement with Teva Pharmaceuticals. He was CEO and founder of Chiasma Inc., a biotechnology company focused on the oral delivery of macromolecule drugs, where he built the company's presence in Israel and the USA, concluded numerous financial rounds, and guided the company's strategy and operation for over six years. Earlier he was CEO of Naiot Technological Center, and provided seed funding and guidance to more than dozen biomedical startups such as Remon Medical Technologies, Enzymotec and NanoPass. He holds a BSc. in Industrial Engineering and Management and an MBA from the Technion - Israel Institute of Technology.

In consideration of Mr. Yachin's services. we will pay the Consultant a signing bonus of USD$5,000 and a gross monthly fee of US $2500. In addition, we will pay for Mr. Yachin's attendance at Board meetings at the rate of $300 for the first hour of attendance and $200 for each additional hour or portion of an hour. We will issue to the Consultant stock options subject to the terms of our stock option plan which is yet to be adopted, at an exercise price set at the time of the grant. We will also reimburse the Consultant's pre-approved business expenses.

A copy of the consulting agreement with Corax Management, Inc. is attached as exhibit 10.1 to this current report on Form 8-K.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The disclosure under Item 1.01 of this current report on Form 8-K is responsive to this Item and is hereby incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(D) EXHIBITS

10.1 Consulting Agreement with Corax Management Inc. dated April 2, 2012

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGENESIS INC.


By: /s/ Jacob Ben Arie
    --------------------------------------
    Jacob Ben Arie
    Chief Executive Officer and President
    April 4, 2012

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